UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): June 27, 2025

ATLANTA BRAVES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-41746	92-1284827
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

755 Battery Avenue SE

Atlanta, Georgia 30339

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (404) 614-2300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Series A Common Stock	BATRA	The Nasdaq Stock Market LLC
Series C Common Stock	BATRK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Performance Stock Unit Awards

On June 27, 2025, the Compensation Committee of the Board of Directors (the “Compensation Committee”) of Atlanta Braves Holdings, Inc. (the “Company”) approved a grant of performance stock unit awards (the “PSUs”) to certain officers and employees of the Company, including the named executive officers listed below.

The PSUs will vest based upon the Company’s performance over a three-year period, commencing January 1, 2025 and ending on December 31, 2027 (the “Performance Period”). The PSUs will vest from 0% up to 200% based on the Company’s level of achievement of compound annual growth rate of revenue during the Performance Period, at levels pre-established by the Compensation Committee. Vesting of the PSUs is subject to the employee’s continued employment with the Company (with certain exceptions as provided in the Atlanta Braves Holdings, Inc. 2023 Omnibus Incentive Plan (the “Plan”) and the applicable PSU award agreement).

The number of PSUs as approved by the Compensation Committee for the Company’s named executive officers are as follows:

Executive	Number of PSUs Awarded (#)
Terence F. McGuirk	150,000
Derek G. Schiller	85,000
Michael P. Plant	85,000
Gregory J. Heller	50,000
Jill L. Robinson	50,000

Each PSU represents the right to receive, on a one-for-one basis; a share of Series C common stock of the Company. PSUs were granted under, and pursuant to the terms and conditions of the Plan as well as the form of PSU award agreement.

The foregoing description of the PSUs does not purport to be complete and is qualified in its entirety by reference to the full text of the PSU award agreement, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the period ending June 30, 2025.

Certain Officer Compensation Arrangement

On June 27, 2025, the Compensation Committee also approved the following compensation arrangement with Terence F. McGuirk, the Company’s Chairman, Chief Executive Officer and President: (i) annual base salary of $1,200,000, effective June 27, 2025; (ii) short-term incentive award target opportunity of $2,000,000, effective for calendar year 2025; and (iii) long-term equity-based award opportunity of $6,800,000, effective for calendar year 2025.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2025

ATLANTA BRAVES HOLDINGS, INC.

By:	/s/ Greg Heller
Name: Greg Heller
Title: Executive Vice President, Chief Legal Officer

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